Exhibit 99.1	Cincinnati Bell Inc.

Cincinnati Bell Announces Plans to Pursue Data Center IPO

CINCINNATI - May 3, 2012 - Cincinnati Bell Inc. (NYSE: CBB) announced today that it intends to pursue an initial public offering of shares of common stock of a company that will be formed to own and operate CyrusOne, Cincinnati Bell's Data Center business. Cincinnati Bell is assessing its ability to conduct the CyrusOne business as a real estate investment trust to determine whether it can pursue the offering under that structure.

Cincinnati Bell's objectives from the planned transaction are to execute its growth strategy for the Data Center business, ultimately pay down debt to amounts appropriate for the remaining telecommunications company, and to maximize value for Cincinnati Bell's shareholders. Cincinnati Bell intends to use a portion of the public offering proceeds to repay indebtedness.

A registration statement relating to the common stock to be sold in the initial public offering is expected to be filed with the Securities and Exchange Commission, but has not been filed or become effective. This announcement does not constitute an offer to sell or the solicitation of an offer to buy any securities for sale. This announcement is being issued pursuant to and in accordance with Rule 135 under the Securities Act of 1933, as amended.

Conference Call/Webcast
Cincinnati Bell will be discussing this announcement during its previously scheduled first quarter 2012 earnings conference call today at 5:00 p.m. (ET). A live webcast of the call will be available via the Investor Relations section of www.cincinnatibell.com.

Safe Harbor Note
This release and the documents incorporated by reference herein contain forward-looking statements regarding future events and our future results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “may,” variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this release and those discussed in other documents we file with the Securities and Exchange Commission (SEC). More information on potential risks and uncertainties is available in our recent filings with the SEC, including Cincinnati Bell's Form 10-K report, Form 10-Q reports and Form 8-K reports. Actual results may differ materially and adversely from those expressed in any forward-looking statements. We undertake no obligation to revise or update any forward-looking statements for any reason.

Exhibit 99.1	Cincinnati Bell Inc.

About Cincinnati Bell Inc.
With headquarters in Cincinnati, Ohio, Cincinnati Bell (NYSE: CBB) provides integrated communications solutions-including local, long distance, data, Internet, entertainment and wireless services - that keep residential and business customers in Greater Cincinnati and Dayton connected with each other and with the world. In addition, Cincinnati Bell provides best-in-class data center colocation services to its enterprise customers through its facilities with fully redundant power and cooling solutions that are currently located in the Midwest, Texas, London and Singapore. Complementing the colocation products, Cincinnati Bell also offers complex information technology solutions like managed services and technology staffing. For more information, visit www.cincinnatibell.com.